                                                                    Exhibit 99.2

THIS AUCTION ADMINISTRATION AGREEMENT, dated as of August 31, 2006 (the "AGREEMENT") is between CREDIT SUISSE INTERNATIONAL ("CSI"), and WELLS FARGO BANK, N.A., not in its individual capacity but solely as Securities Administrator under the Pooling and Servicing Agreement (defined below), acting as the auction administrator (the "AUCTION ADMINISTRATOR") on behalf of the Holders of the Auction Certificates (as defined herein).

                                   WITNESSETH

WHEREAS, Structured Asset Mortgage Investments II Inc., as Depositor, Thornburg Mortgage Home Loans, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, LaSalle Bank National Association, as Trustee and Custodian, and Wilmington Trust Company, as Delaware Trustee, entered into the Pooling and Servicing Agreement (the "POOLING AND SERVICING AGREEMENT"), dated as of August 1, 2006, for TMST 2006-5 pursuant to which the Thornburg Mortgage Securities Trust 2006-5 Mortgage Loan Pass-Through Certificates, Series 2006-5 will be issued;

WHEREAS, the Auction Administrator and CSI contemporaneously herewith are entering into the Auction Swap Agreement (as defined in the Pooling and Servicing Agreement);

WHEREAS, the Auction Administrator, acting on behalf of the Holders of the Auction Certificates, has been directed, in its capacity as Securities Administrator under the Pooling and Servicing Agreement to execute and deliver the Auction Swap Agreement;

WHEREAS, the parties hereto desire to enter into this Agreement, pursuant to the Pooling and Servicing Agreement, to provide for the Auction Administrator to (i) conduct a mandatory auction (the "AUCTION") of the Class A-1, and Class A-2 Certificates (the "AUCTION CERTIFICATES") five Business Days before the Distribution Date in August 2011 (the Distribution Date in August 2011 being referred to herein as the "AUCTION DISTRIBUTION DATE"), (ii) on the Auction Distribution Date, distribute to the Holders of the Auction Certificates the Auction Proceeds together with the amounts, if any, due to the Auction Administrator pursuant to the Auction Swap Agreement, subject to a maximum distribution to the Holders of the Auction Certificates of the Par Price and
(iii) on the Auction Distribution Date, distribute to the Auction Swap Counterparty (or its designee) any excess of the Auction Proceeds over the Par Price;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1 DEFINED TERMS

For purposes of this Agreement, unless the context clearly requires otherwise, all capitalized terms that are used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement.

SECTION 2 AUCTION PROCEDURES

     (a) By 10:30 AM New York time on the fifth Business Day preceding the Auction Distribution Date (the "NOTICE DATE"), the Auction Administrator will deliver a notice (telephonically and by facsimile transmission) to Credit Suisse Securities (USA) LLC ("CSS") (which form of notice is attached hereto as Exhibit A) and at least two other entities listed on Schedule A hereto (which Schedule A may be amended by delivery of a revised

          Schedule A by CSS to the Auction Administrator) or any successors thereof (together with CSS, the "DEALERS") selected by CSS by the Notice Date and request that they solicit bids from third-party investors, which may include Dealers (the "BIDDERS"). The Auction Administrator will contact the Dealers via Exhibit A and request that they solicit Qualifying Bids (as defined below) from the Bidders for the purchase of all or a portion of the Auction Certificates, and will request that the Bidders respond to the Dealers, who in turn will convey such bids to the Auction Administrator, by 11:00 AM New York time on the second Business Day prior to the Auction Distribution Date (the "BID DATE"). The Auction Administrator will instruct the Dealers to instruct the Bidders that (i) the bids must be submitted on an unconditional basis, (ii) the bids should be submitted as a percentage of par (after application of all principal to be distributed, and all Realized Losses and Recoveries to be allocated on the Auction Distribution Date, and (iii) the price to be paid in connection with a winning bid must be deposited into the Auction Proceeds Account (as defined in Section 3(a) of this Agreement) not later than 11:00 AM New York time on the Auction Distribution Date (any bid conforming to the requirements of clauses (i) - (iii) being a "QUALIFYING BID"). The Auction Administrator will request from each Bidder, through the Dealers, instructions for transfer on the Auction Distribution Date to the Bidder (or its designee) of the Auction Certificates of each Class on which such Bidder is bidding in the event that such Bidder is the winning Bidder.

     (b) As soon as practicable after 11:00 AM New York time on the Bid Date, the Auction Administrator will determine the highest Qualifying Bid for each Auction Certificate being auctioned, based on the Qualifying Bids received by the Auction Administrator from or through the Dealers by 11:00 AM New York time. If no Qualifying Bids for a Class of Auction Certificates or for a portion of a Class of Auction Certificates are received from or through any Dealers by 11:00 AM New York time on the Bid Date, the Auction Administrator will so advise the Dealers (including CSS) by telephone and facsimile transmission (in the form of notice attached hereto as Exhibit B) and will extend the deadline for receipt of Qualifying Bids for such Class of Auction Certificates (or portion thereof) by two hours to 1:00 PM New York time; if no Qualifying Bids are received by 1:00 PM New York time for such Class of Auction Certificates (or portion thereof), the auction price for such Auction Certificates for purposes of the Auction Swap Agreement will be deemed to be zero. If only one Qualifying Bid for a Class of Auction Certificates (or portion thereof) being auctioned is received from or through any Dealers, then the auction price for such Auction Certificates (or portion thereof) shall be the amount of such Qualifying Bid. In the event that on the Bid Date two or more Qualifying Bids of equal price ("TIE BIDS") are determined to be the highest Qualifying Bids for an aggregate amount greater than the Class Certificate Principal Balance of a Class of Auction Certificates, then the Bidders of the Tie Bids will each take a pro rata share in such Auction Certificates (based on the aggregate Class Certificate Principal Balance for such Class of Auction Certificates for which each such Bidder submitted a Qualifying Bid); provided, however, that such Auction Certificates shall be issued in the minimum denomination, or multiples in excess thereof, authorized by the Pooling and Servicing Agreement.


                                      -2-

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     (c)  In the event that CSI defaults in its payment obligations under the
          Auction Swap Agreement:

          (i) if no Qualifying Bids for a Class of Auction Certificates are received, then the Holders of such Auction Certificates will retain such Auction Certificates and their rights under the Auction Swap Agreement;

          (ii) if Qualifying Bids are received for some, but not all, Auction Certificates of a Class, then each Holder of such Class of Auction Certificates shall be deemed to have sold a pro rata portion of its Auction Certificates (based on the aggregate Class Certificate Principal Balance of such Class of Auction Certificates held by each Holder and subject to the proviso in the last sentence of Section 2(b) of this Agreement) and shall retain the remaining Class Certificate Principal Balance, if any, of such Class of Auction Certificates held by it and its rights under the Auction Swap Agreement;

          (iii) if bids are received for all Auction Certificates of a Class, then each Holder of such Class of Auction Certificates shall be deemed to have sold all its Auction Certificates (subject to the proviso in the last sentence of Section 2(b) of this Agreement) and shall retain its rights under the Auction Swap Agreement;

          (iv) if Auction Proceeds for the Auction Certificates of a Class are in excess of the Par Price for such Auction Certificates, then, on the Auction Distribution Date, the Auction Administrator will distribute to the Auction Swap Counterparty or its designee the amount of such excess; and

          (v) if, after the Holders of all Classes of Auction Certificates have received the Par Price for the relevant Auction Certificates, there are any remaining proceeds from the early termination of the Swap Agreement, the Auction Administrator will distribute to CSI (or to its designee) the amount of such remaining proceeds.

In any case described in (i)-(v) above, the Auction Administrator shall have no further responsibility with respect to the auction of such Auction Certificates.

     (d) By 3:00 PM New York time on the Bid Date, the Auction Administrator will notify the winning Bidder(s) with respect to the applicable auctioned Auction Certificates that (i) its Qualifying Bid was the highest Qualifying Bid and shall give it wiring instructions for payment of the purchase price for such Auction Certificates into the Auction Proceeds Account and (ii) unless such purchase price is received by 11:00 AM New York time on the Auction Distribution Date, such Bidder's Qualifying Bid will be rejected and the Qualifying Bid of the next highest Bidder(s) shall be accepted in accordance with clause (f) below.

     (e) By 3:30 PM New York time on the Bid Date, the Auction Administrator shall also notify CSI of the winning Qualifying Bid (or, if applicable, that no Qualifying Bids have been received) for each Auction Certificate. To the extent that the winning Qualifying Bid for an Auction Certificate is less than the Class Certificate Principal Balance of such class of Auction Certificates on the Auction Distribution Date, after application of all principal to be distributed, and all Realized Losses and Subsequent Recoveries to be allocated, to such class of Auction Certificates on the Auction Distribution Date, in accordance with the terms of the Pooling and Servicing Agreement (the "PAR PRICE") on the Auction Distribution Date, or if no Qualifying Bids have been received for a Certificate, the Auction Administrator will notify the Auction Swap Counterparty of the amount to be paid by the Auction Swap Counterparty to the Auction Administrator under the Auction Swap Agreement, which amount shall be paid by the Auction Swap Counterparty to the Auction Administrator by 11:00 AM New York time on the Auction Distribution Date. To the extent that the winning Qualifying Bid for an Auction Certificate is greater than the Par Price for such Auction Certificate, the Auction Administrator will notify the Auction Swap Counterparty of the amount to be paid on the Auction Distribution Date from Auction Proceeds by the Auction Administrator to the Auction Swap Counterparty, or its designee, under the Auction Swap Agreement.

     (f) If a winning Bidder for a Certificate fails to wire the purchase price for such Certificate so it is received by the Auction Administrator by 11:00 AM New York time on the Auction Distribution Date, the Auction Administrator will notify such Bidder as soon as practicable after 11:00 AM New York time and not later than 12:00 noon New York time that its Qualifying Bid has been rejected and will notify the next highest Bidder(s) for such Certificate, with a copy to the Auction Swap Counterparty, that its Qualifying Bid has been accepted and shall give it wiring instructions for payment of the purchase price for such Certificate into the Auction Proceeds Account by 1:00 PM New York time on such Auction Distribution Date. If no other Qualifying Bids are available to be accepted pursuant to the preceding sentence, then the Auction Proceeds for such Certificate for purposes of the Auction Swap Agreement will be deemed to be zero. If either such event occurs, the Auction Administrator shall also notify the Auction Swap Counterparty of the amount to be paid by the Auction Swap Counterparty or to the Auction Swap Counterparty (or its designee), as applicable, under the Auction Swap Agreement in accordance with Section 2(e) hereof.

     (g) On the Auction Distribution Date, the Auction Administrator will (i) (subject to the surrender of the Certificate by the Holder thereof to the Certificate Registrar pursuant to Section 5 hereof in the event that the Certificate is not then held in book-entry form) distribute to the Holder of each Certificate an amount (to be withdrawn from the Auction Proceeds Account and, if necessary, the Swap Proceeds Account) equal to the sum of (A) the Auction Proceeds, subject to a maximum payment of the Par Price for such Certificate, and (B) the amount, if any, received from the Auction Swap Counterparty under the Auction Swap Agreement with respect to such Certificate, and (ii) pay (from funds in the Auction Proceeds Account) to the Auction Swap Counterparty, or if CSS or an affiliate has participated in the Auction as a Bidder and the Auction Swap Counterparty is CSI, to an unaffiliated designee of CSI, the amount, if any, to be paid to the Auction Swap Counterparty or its designee under the Auction Swap Agreement. Such amounts will be distributed to the Holders of such Auction Certificates as a payment for the sale of such Auction Certificates in the same manner as such Holders would ordinarily receive distributions on the Auction Certificates. For purposes of this Agreement, "AUCTION PROCEEDS" shall mean the portion of the proceeds of the Auction of a Class allocable to a Certificate of such Class.


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

     (h) No Holder of a Certificate or any party hereto will be responsible for the payment of any fees of, or costs incurred by, the Dealers in connection with the Auction.

SECTION 3 ESTABLISHMENT OF ACCOUNTS

     (a) The Auction Administrator shall cause to be established and maintained two separate accounts for purposes of receiving and holding uninvested
          (i) any Auction Proceeds and (ii) the amounts, if any, received from the Auction Swap Counterparty under the Auction Swap Agreement (the "AUCTION PROCEEDS ACCOUNT" and "SWAP PROCEEDS ACCOUNT," respectively).

     (b) To the extent that it constitutes a "reserve fund" for purposes of the REMIC Provisions, the Swap Proceeds Account established hereunder shall be an "outside reserve fund" as defined in Treasury Regulation 1.860G-2(h), and in that regard (i) such fund shall be an outside reserve fund and not an asset of any REMIC, (ii) such fund shall be owned for federal tax purposes by the Auction Swap Counterparty, and the Auction Swap Counterparty shall report all amounts of income, deduction, gain or loss accruing therefrom, and (iii) amounts, if any, transferred by the REMIC to such fund shall be treated as distributed by the REMIC to the Auction Swap Counterparty. The Swap Proceeds Account shall not be an asset of any REMIC.

     (c) To the extent that it constitutes a "reserve fund" for purposes of the REMIC Provisions, the Auction Proceeds Account established hereunder shall be an "outside reserve fund" as defined in Treasury Regulation 1.860G-2(h), and in that regard (i) such fund shall be an outside reserve fund and not an asset of any REMIC, (ii) such fund shall be owned for federal tax purposes (A) with respect to any Auction Proceeds not in excess of the Par Price, by the Holders of the Auction Certificates, and (B) with respect to any Auction Proceeds in excess of the Par Price, by the Auction Swap Counterparty, and each of the Holders of the Auction Certificates and the Auction Swap Counterparty, respectively, shall report all amounts of income, deduction, gain or loss accruing therefrom (if any), and (iii) amounts, if any, transferred by the REMIC to such fund shall be treated as distributed by the REMIC to each of the Auction Swap Counterparty and the Holders of the Auction Certificates, respectively. The Auction Proceeds Account shall not be an asset of any REMIC.

SECTION 4 NOTICE OF AUCTION

On the Distribution Date in the month prior to the Auction Distribution Date, the Auction Administrator shall give written notice by letter to the Holder of each Certificate (which form of notice is attached hereto as Exhibit C) that will be subject to the Auction, with a copy to CSI, specifying (i) that such Certificate shall be auctioned in accordance with this Agreement on the Auction Distribution Date and that the Par Price for such Certificate shall (upon the Auction Administrator's receipt thereof in accordance with Section 2 of this Agreement) be payable to such Holder, subject to the surrender of the Certificate by the Holder thereof to the Certificate Registrar pursuant to
Section 5 hereof in the event that the Certificate is not then held in book-entry form, (ii) the Auction Distribution Date, (iii) the method of calculating the Par Price payable to such Holder (in accordance with Section 2 of this Agreement) and (iv) in the event such Certificate is not then held in book-entry form, that such

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Certificate should be surrendered to the Certificate Registrar for registration of transfer to the winning Bidder.

SECTION 5 TRANSFER OF AUCTION CERTIFICATES

Not later than 1:30 PM New York time on the Auction Distribution Date, the Auction Administrator shall (subject to its receipt of the purchase price for the Auction Certificate from the winning Bidder pursuant to Section 2(d) or 2(f) hereof, as applicable, or if no Qualifying Bid was received for the Auction Certificate, the amount required to be paid by the Auction Swap Counterparty under the Auction Swap Agreement with respect to the Auction Certificate) instruct the applicable clearing agency in writing, with a copy to the Auction Swap Counterparty, to transfer the beneficial ownership interest in each Auction Certificate subject to the Auction to the winning Bidder (or with respect to an Auction Certificate for which no Qualifying Bid was received, if the Auction Swap Counterparty is CSI, to the CSS Designee). In the event such Auction Certificate is not then held in book-entry form, the Holder of such Auction Certificate shall surrender such Auction Certificate to the Certificate Registrar for registration of transfer on the Auction Distribution Date to the winning Bidder (or with respect to an Auction Certificate for which no Qualifying Bid was received, if the Auction Swap Counterparty is CSI, to the CSS Designee). If the Holder of an Auction Certificate not then held in book-entry form fails to deliver such Auction Certificate to the Certificate Registrar, then (i) the Auction Administrator shall notify the Certificate Registrar of such failure and request that the Certificate Registrar deem such Auction Certificate cancelled and issue a new Auction Certificate to the winning Bidder (or with respect to an Auction Certificate for which no bid was received, if the Auction Swap Counterparty is CSI, to the CSS Designee), and (ii) the Par Price due to the Holder of such Auction Certificate will be paid only upon surrender of such Auction Certificate, without any accrued interest on the Par Price from the Auction Distribution Date. For purposes of this Section 5, the "CSS DESIGNEE" is an entity that (i) is exempt from Federal income taxation pursuant to Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or the corresponding provision of any future United States internal revenue law and
(ii) CSS has confirmed meets the requirements of clause (i) and has identified in a notice delivered to the Auction Administrator on the fifth Business Day preceding the Auction Distribution Date as the intended transferee of any Certificate for which no Qualifying Bid is received.

SECTION 6 DUTIES AND RESPONSIBILITIES OF THE AUCTION ADMINISTRATOR

     (a) The Auction Administrator undertakes to perform its duties hereunder and only such duties as are expressly set forth herein, and no implied covenants or obligations shall be read into this Auction Agreement against the Auction Administrator.

     (b) In the absence of bad faith, negligence or willful misconduct on its part, or failure to comply with any of its express obligations hereunder, the Auction Administrator, whether acting directly or through agents or attorneys as provided in Section 7(d) hereof, shall not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties hereunder. In no event shall the Auction Administrator be liable for indirect, punitive, special or consequential damage or loss.

SECTION 7 RIGHTS OF THE AUCTION ADMINISTRATOR AND THE CERTIFICATE REGISTRAR

     (a) The Auction Administrator may rely upon conclusively, and shall be protected in acting or refraining from acting upon, any written instruction, notice, request, direction, consent, report, certificate, form or bond certificate or other instrument, paper or other document both (i) authorized hereby and (ii) reasonably believed by it to be genuine and to have been signed by the proper person. The Auction Administrator shall not be liable for acting, or refraining from acting in good faith upon any such communication authorized hereby (including, but not limited to, any communication made by telephone or other communication acceptable to the parties), that the Auction Administrator believes in good faith to have been given by the particular party or parties.

     (b) The Auction Administrator may consult with counsel of its choice (provided such selection is made with reasonable care) and the advice of such counsel shall be full and complete authorization in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

     (c) The Auction Administrator shall not be required to advance, expend or risk its own funds or otherwise incur or become exposed to financial liability in the performance of its duties hereunder.

     (d) The Auction Administrator may perform its duties and exercise its rights hereunder either directly or by or through agents or attorneys but shall not thereby be released from any of its responsibilities hereunder subject to clause (b) above.

     (e) In no event shall the Auction Administrator be liable for any acts or omissions of CSI or any Dealers. The Auction Administrator shall have no responsibility or liability for the failure by any Dealer to cooperate in the solicitation of bids or for the adequacy or sufficiency of any bids solicited by such Dealers or information provided by CSS.

     (f) CSI agrees to indemnify the Auction Administrator (and its directors, officers and employees) and hold it (and such directors, officers and employees) harmless from and against any loss, liability, damage, cost and expense of any nature incurred by the Auction Administrator arising out of or in connection with this Agreement or with the administration of its duties hereunder, including but not limited to attorney's fees and other costs and expenses of defending or preparing to defend against any claim of liability unless and except to the extent such loss, liability, damage, cost and expense shall be caused by the Auction Administrator's negligence, bad faith, willful misconduct or failure to comply with any of its express obligations hereunder. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement.

     (g) The Auction Administrator shall have no responsibility for providing any information related to the Auction Certificates to any Dealers or Bidders.

     (h) CSI agrees to indemnify the Certificate Registrar (and its directors, officers and employees) and hold it (and such directors, officers and employees) harmless from and against any loss, liability, damage, cost and expense of any nature incurred by the Certificate Registrar arising out of or in connection with (i) any claim by a Holder of a Certificate not then held in book-entry form that such Certificate was improperly deemed canceled by the Certificate Registrar at the request of the Auction Administrator pursuant to Section 5 of this Agreement or (ii) any claim by a Person alleging to be a winning

          Bidder or a CSS Designee which Person did not receive a new Certificate because of contrary written instructions delivered to the Certificate Registrar by CSI or any of its Affiliates, including but not limited to attorney's fees and other costs and expenses of defending or preparing to defend against any claim of liability unless and except to the extent such loss, liability, damage, cost and expense shall be caused by the Certificate Registrar's negligence, bad faith, willful misconduct or failure to comply with any of its express obligations hereunder. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement or the earlier removal or resignation of the Certificate Registrar.

SECTION 8 MISCELLANEOUS

     (a) This Auction Agreement shall remain in effect until the Auction Certificates are purchased on the Auction Distribution Date and all proceeds thereof have been disbursed.

     (b) The rights and duties of the Auction Administrator under this Agreement shall cease upon termination of this Agreement, provided that rights under Section 7 shall survive termination.

     (c) Except for communications authorized to be by telephone pursuant to this Agreement (which telephonic communications are to be made to the telephone number(s) listed below), all notices, requests and other communications to any party hereunder shall be in writing (for purposes of this Agreement, telecopy shall be deemed to be in writing) and shall be given to such party, addressed to it, at its address or telecopy number for purposes of this Agreement, set forth below:

          If to the Auction Administrator:    Wells Fargo Bank, N.A.
                                              9062 Old Annapolis Road
                                              Columbia, MD  21045-1951

                                              Attention: Client Manager -
                                              Thornburg 2006-5
                                              Telephone No.: (410) 884-2000
                                              Facsimile No.: (410) 715-2380

          If to CSI, to:                      Credit Suisse International
                                              One Cabot Square
                                              London E14 4QJ
                                              England

                                              Attention: Head of Credit Risk
                                                         Management;
                                                         Managing Director -
                                                         Operations
                                                         Department; and
                                                         Managing Director -
                                                         Legal Department

                                              Telex No.: 264521
                                              Answerback: CSI G

                                              For the purpose of facsimile
                                              notices or communications under
                                              this Agreement (other than a
                                              notice or communication under
                                              Sections 5 or 6):

                                              Attention:  Managing Director -
                                              Legal Department

                                              Facsimile No.: 44 20 7888 2686

                                              And

                                              Attention: OTC Operations,
                                              Derivatives Support Group

                                              Facsimilie No: 1 212 743-4872

          If to CSS:                          Credit Suisse Securities (USA) LLC
                                              11 Madison Avenue
                                              New York, New York  10010 3629

                                              Attention: Peter Sack

          or such other address, telecopier number as such party may hereafter specify for such purpose by notice to the other parties. Each such notice, request or communication shall be effective (a) if given by telecopy, when such telecopy is transmitted to the telecopier number specified herein, receipt confirmed, or (b) if given by any other means, when delivered at the address specified herein.

     (d) This Agreement contains the entire agreement between the parties hereto relating to the subject matter hereof, and there are no other representations, endorsements, promises, agreements or understandings, oral, written or inferred, between the parties hereto relating to the subject matter hereof.

     (e) This Agreement shall be binding upon the parties hereto and their respective successors and assigns, provided however, that any such transferee of CSI (or the guarantor of such transferee's obligations hereunder) shall meet the Approved Ratings Threshold (as defined in the Auction Swap Agreement). This Agreement shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. Nothing herein, express or implied, shall give to any person, other than the parties hereto and their respective successors or assigns, any benefit of any legal or equitable right, remedy or claim hereunder, except as otherwise expressly stated.

     (f) This Agreement shall not be deemed or construed to be modified, amended, rescinded, canceled or waived, in whole or in part, except by written instrument signed by a duly authorized representative of the parties hereto. The failure of any party hereto to exercise any right or remedy hereunder in the event of a breach hereof by the other party shall not constitute a waiver of any such right or remedy with respect to any subsequent breach.

     (g) If any clause, provision or section hereof shall be ruled invalid or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof.

     (h) This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument. This Agreement shall take effect immediately upon the execution and delivery hereof.

     (i) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts wholly performed within New York without reference to choice of law doctrine (other than Section 5-1401 of the New York General Obligations Law).


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

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

WELLS FARGO BANK, N.A.,
not in its individual capacity but solely as Securities Administrator under the Pooling and Servicing Agreement, acting as the Auction Administrator on behalf of the Holders of the Auction Certificates


By: /s/ Amy Doyle
    -----------------------------
    Authorized Signatory

CREDIT SUISSE INTERNATIONAL


By: /s/ Bik Kwan Chung
    -----------------------------
    Name: Bik Kwan Chung
    Title Authorized Signatory


By: /s/ Marisa Scauzillo
    -----------------------------
    Name: Marisa Scauzillo
    Title Authorized Signatory


                                      AAA

                                   SCHEDULE A

Bear, Stearns & Co. Inc.
Telephone (212) 272-4976
Fax (212) 272-6381

Credit Suisse
Telephone (212) 538-3831
Fax (212) 743-5384

Goldman, Sachs & Co.
Telephone (212) 902-8430
Fax (212) 902-9530

Lehman Brothers Inc.
Telephone (201) 524-4127
Fax (201) 524-4323


                                      AAA

                                    EXHIBIT A

                                                                          [date]

BY FACSIMILE TRANSMISSION

[At least two other Dealers from Schedule A]

With a copy to:

Credit Suisse Securities (USA) LLC
11 Madison Avenue
New York, New York  10010-3629

RE: THORNBURG MORTGAGE SECURITIES TRUST 2006-5 MORTGAGE LOAN PASS-THROUGH CERTIFICATES, SERIES 2006-5

This is to advise you that the Class A-1 and Class A-2 Certificates of the above-referenced series of Certificates are to be auctioned pursuant to the terms of the Auction Administration Agreement, dated as of August 31, 2006, a copy of which is attached hereto.

You are hereby requested to solicit bids in accordance with the terms of the Auction Administration Agreement.

[ADD THE FOLLOWING ONLY IN THE NOTICES SENT TO CSS:

You are also hereby requested to submit to the Auction Administrator the identity of the CSS Designee (as defined in the Auction Administration Agreement) to whom any Certificate for which no bid is received should be transferred on the Auction Distribution Date.]

WELLS FARGO BANK, N.A., not in its individual capacity but solely as Securities Administrator under the Pooling and Servicing Agreement, acting as the Auction Administrator on behalf of the Holders of the Auction Certificates

By:
    -----------------------------
    Name:
    Title

                                    EXHIBIT B

                                                                          [date]

BY FACSIMILE TRANSMISSION

[To the Dealers previously notified of the Auction]

With a copy to:

Credit Suisse Securities (USA) LLC
11 Madison Avenue
New York, New York 10010-3629

RE: THORNBURG MORTGAGE SECURITIES TRUST 2006-5 MORTGAGE LOAN PASS-THROUGH CERTIFICATES, SERIES 2006-5

This is to advise you that as of 11:00 AM today, the Auction Administrator has not received bids for the following Class(es) (or portion thereof) of the above-referenced series of Certificates:

                             [Class(es) identified]

This is to further advise you that the deadline for the receipt of bids for the above-referenced Certificates has been extended to 1:00 PM today. You are hereby requested to solicit bids for such Certificates in accordance with the terms of the Auction Administration Agreement.

WELLS FARGO BANK, N.A., not in its individual capacity but solely as Securities Administrator under the Pooling and Servicing Agreement, acting as the Auction Administrator on behalf of the Holders of the Auction Certificates


By:
    -----------------------------
    Name:
    Title

                                    EXHIBIT C

                                                                          [date]

BY FACSIMILE TRANSMISSION

[Holders of the Certificates]

With a copy to:

Credit Suisse Securities (USA) LLC
11 Madison Avenue
New York, New York 10010-3629

RE: THORNBURG MORTGAGE SECURITIES TRUST 2006-5 MORTGAGE LOAN PASS-THROUGH CERTIFICATES, SERIES 2006-5

Pursuant to Section 4 of the Auction Administration Agreement dated August 31, 2006 (the "AUCTION ADMINISTRATION AGREEMENT") between Wells Fargo Bank, N.A., as Auction Administrator (in such capacity, the "AUCTION ADMINISTRATOR") and Credit Suisse International, this is to advise you that the following Classes of the above-referenced series of Certificates are to be auctioned pursuant to the terms of the Auction Administration Agreement:

                             [Class(es) identified]

Such Certificates shall be auctioned on the Distribution Date in August 2011 (the "AUCTION DISTRIBUTION DATE") in accordance with the provisions of the Auction Administration Agreement and the Par Price (as defined in the Auction Administration Agreement) for the Certificates owned by you shall (to the extent of the Auction Administrator's receipt thereof in accordance with Section 2 of the Auction Administration Agreement) be payable to you in connection with the sale of such Certificates.

In the event any such Certificate is not held in book-entry form, such Certificate must be surrendered to the Certificate Registrar prior to payment of the Par Price to its Holder.

WELLS FARGO BANK, N.A., not in its individual capacity but solely as Securities Administrator under the Pooling and Servicing Agreement, acting as the Auction Administrator on behalf of the Holders of the Auction Certificates


By:
    -----------------------------
    Name:
    Title


                                      C-2